EXHIBIT 10.1

                       AMENDMENT NO. 1 TO RIGHTS AGREEMENT


        AMENDMENT NO. 1, dated as of February 10, 1998, to the Rights Agreement, dated as of February 19, 1997 (the "Rights Agreement"), between I.C.H. Corporation, a Delaware corporation (the "Company"), and Mid-America Bank of Louisville and Trust Company, a Kentucky corporation, as Rights Agent (the "Rights Agent").

        WHEREAS, the Company and the Rights Agent entered into the Rights Agreement specifying the terms of the Rights (as defined therein);

        WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement in accordance with Section 27 of the Rights Agreement;

        NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment No. 1, the parties hereby agree as follows:

        1. Section 1 of the Rights Agreement is hereby amended by inserting the following definition after the definition of "Common Stock Equivalents" and before the definition of "Current Value":

             ""Continuing Director" shall mean (i) any member of the Board of Directors of the Company, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and was a member of the Board prior to the date of this Agreement, or (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors."

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        2. Section 1 of the Rights Agreement is also hereby amended to change the date contained within the definition of "Final Expiration Date" from "February 19, 1999" to "February 19, 2007".

        3. Section 7(b) of the Rights Agreement is hereby amended to change the initial Purchase Price in the third line from "$10.07" to "$20.00".

        4. Section 23(a) of the Rights Agreement is hereby amended to add the following language at the end of the first sentence:
        ", such Redemption Price to be payable in cash, Common Shares (based on the "current per share market price," as defined in Section 11(d) hereof, of the Common Shares at the time of redemption) or such other form of consideration as may be deemed appropriate by the Board of Directors of the Company; provided, however, if the Board of Directors of the Company authorizes redemption of the Rights pursuant to this
        Section 23(a), then there must be Continuing Directors then in office and such authorization shall require the concurrence of a majority of such Continuing Directors."

        5. Section 27 of the Rights Agreement is hereby amended to add the following language before the words "provided, however," in the first sentence:
        "provided, however, that no proposed supplement or amendment to this Agreement shall be effective unless (i) there are Continuing Directors and (ii) a majority of such Continuing Directors, at a meeting of Directors duly called and held, votes in favor of the adoption of such proposed supplement or amendment;"

        6. Section 27 of the Rights Agreement is also hereby amended to add the word "further," after the word "provided," and before the work "however," in the first sentence.

        7. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

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        8. The foregoing amendment shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

        9. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

                                            I.C.H. CORPORATION


                                            By: /s/ James R. Arabia
                                                --------------------------------
                                                Name:  James R. Arabia
                                                Title:  Chief Executive Officer



                                            MID-AMERICA BANK OF
                                            LOUISVILLE AND TRUST COMPANY,


                                            /s/ H. Steve Nieshe, Jr.
                                            --------------------------------
                                            Name: H. Steve Nieshe, Jr.
                                            Title: Senior Vice President

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